Exhibit 99.2

Unaudited Consolidated Financial Statements

Interim Consolidated Balance Sheets	F-2

Interim Consolidated Statements of Operations	F-4

Interim Consolidated Statements of Stockholders’ Equity	F-5

Interim Consolidated Statements of Cash Flows	F-6

Notes to the Interim Consolidated Financial Statements	F-7

F-1

INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS

U.S. dollars in thousands

	Successor	Predecessor
	September 30, 2024	December 31, 2023
	Unaudited
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	133	103
Restricted cash	30	30
Account receivables (net of allowance for credit losses of $12 and $9 at September 30, 2024 and December 31, 2023, respectively)	30	167
Other account receivables	332	59
Inventory	326	307
Total current assets	851	666

LONG-TERM ASSETS:
Right-of-use assets	46	197
Property, plant and equipment, net	131	459
Intangible assets, net	1,145	-
Goodwill	279	-
Total long-term assets	1,601	656

Total assets	2,452	1,322

The accompanying notes are an integral part of the interim condensed consolidated financial statements.

F-2

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS

U.S. dollars in thousands

	Successor	Predecessor
	September 30, 2024	December 31, 2023
	Unaudited

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Account payables	140	934
Other account payables	685	1,772
Current portion of lease liability	43	139
Short-term loans	1,017	2,260
Total current liabilities	1,885	5,105

LONG-TERM LIABILITIES:
Warrant liability	-	21
SAFE liability	-	92
Lease liabilities	7	22
Total long-term liabilities	7	135

COMMITMENTS AND CONTIGENCIES
SHAREHOLDERS’ EQUITY (*):
Successor Common shares, $0.0001 value - Authorized: 1,500,000 shares at September 30, 2024; Issued and outstanding 1,500,000 shares at September 30, 2024; Predecessor Ordinary shares of NIS 0.01 par value - Authorized: 10,000,000 shares at December 31, 2023; Issued and outstanding: 2,896,821 shares as of December 31, 2023	-	8
Additional paid-in capital	1,490	27,334
Accumulated deficit	(930)	(31,260)
Total shareholders’ equity (deficit)	560	(3,918)

Total liabilities and shareholders’ equity	2,452	1,322

(*) After giving effect to the Successor’s share split, see also note 13.

The accompanying notes are an integral part of the interim condensed consolidated financial statements.

F-3

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

U.S. dollars in thousands (except share data)

	Successor	Predecessor
	Period commencing June 20, through September 30,	Period commencing January 1, through June 19,	Nine months ended September 30,
	2024	2024	2023
	Unaudited	Unaudited

Revenues	170	244	628

Cost of sales	(152)	(167)	(923)

Gross profit (loss)	18	77	(295)

Research and development	(216)	(280)	(1,492)

Selling and marketing	(320)	(300)	(1,482)

General and administrative	(334)	(890)	(1,564)

Operating loss	(858)	(1,393)	(4,833)

Reorganization items, net	-	(4,358)	-

Finance income (expense), net	(67)	337	1,169

Loss before taxes on income	(925)	(5,414)	(3,664)

Taxes on income	(5)	(1)	(5)

Net loss	(930)	(5,415)	(3,669)

Basic and diluted loss per share (*)	(0.62)	(1.87)	(1.26)

Weighted average number of common share (Successor) or ordinary share (Predecessor) used in computing basic and diluted net loss per share (*)	1,500,000	2,896,821	2,892,738

(*) After giving effect to the Successor’s share split, see also Note 13.

The accompanying notes are an integral part of the interim condensed consolidated financial statements.

F-4

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

INTERIM CONDENSED CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

U.S. dollars in thousands

	Predecessor (unaudited)
	Ordinary shares		Additional paid-in	Accumulated	Total shareholders’ equity
	Number	Amount	capital	deficit	(deficit)

Balance as of December 31, 2022	2,888,597	$8	$26,974	$(26,226)	$756

Capital contribution from related parties	-	-	141	-	141
Exercise of warrants into ordinary shares	8,224	*)	207	-	207
Share-based payment	-	-	12	-	12
Net loss	-	-	-	(3,669)	(3,669)

Balance as of September 30, 2023	2,896,821	$8	$27,334	$(29,895)	$(2,553)

	Predecessor (unaudited)
	Ordinary shares		Additional paid-in	Accumulated	Total shareholders’ equity
	Number	Amount	capital	deficit	(deficit)

Balance as of December 31, 2023	2,896,821	$8	$27,334	$(31,260)	$(3,918)

Net loss	-	-	-	(5,415)	(5,415)

Balance as of June 19, 2024	2,896,821	$8	$27,334	$(36,675)	$(9,333)

	Successor (unaudited)
	Common Shares		Additional paid-in	Accumulated	Total shareholders’
	Number (**)	Amount	capital	deficit	equity

Balance as of June 20, 2024	1,500,000	$-	$-	$-	$-

Capital contributions	-	-	1,490	-	1,490
Net loss	-	-	-	(930)	(930)

Balance as of September 30, 2024	1,500,000	-	$1,490	$(930)	$560

*) Represents an amount lower than $1.

(**) After giving effect to the Successor’s share split, see also Note 13.

The accompanying notes are an integral part of the interim condensed consolidated financial statements.

F-5

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

U.S. dollars in thousands

	Successor	Predecessor
	Period commencing June 20, through September 30,	Period commencing January 1, through June 19,	Nine months ended September 30,
	2024	2024	2023
Cash flows from operating activities:
Net loss	(930)	(5,415)	(3,669)
Adjustments to reconcile net loss to net cash provided from (used by) operating activities
Reorganization items, net	-	4,324	-
Depreciation and amortization	45	318	195
Remeasurement of embedded derivatives	-	(333)	6
Finance expense	61	87	165
Share-based payment expense	-	-	12
Remeasurement of warrants liability	-	(15)	(1,263)
Remeasurement of SAFE liability	-	(46)	113
Decrease in operating lease right-of-use assets	7	80	122
Decrease in operating lease liabilities	(3)	(45)	(116)
Decrease (increase) in other account receivables	(289)	(42)	141
Decrease (increase) in account receivables	(20)	158	66
Decrease (increase) in inventory	(22)	123	415
Increase in account payables	27	264	136
Increase in other account payables	275	229	401

Net cash used in operating activities	(849)	(313)	(3,276)

Cash flows from investing activities:
Cash received from business combination	32	-	-
Purchase of property and equipment	-	-	(39)

Net cash used in investing activities	32	-	(39)

Cash flows from financing activities:
Exercise of warrants into ordinary shares	-	-	207
Capital contributions	-	-	141
Proceeds from short term loan	980	387	926
Proceeds from bifurcated embedded derivatives	-	-	96
Proceeds from issuance of SAFE liability	-	-	883
Proceeds from issuance of Warrants liability	-	-	849

Net cash provided by financing activities	980	387	3,102

Exchange differences on balances of cash and cash equivalents	-	5	(13)

Increase in cash and cash equivalents and restricted cash	163	79	(226)
Cash and cash equivalents and restricted cash at the beginning of the period	-	133	385

Cash and cash equivalents and restricted cash at the end of the period	163	212	159

Supplemental disclosures of cash flows activities:

Non-cash activity:
Capital contribution from related party	61	-	-

Recognition (derecognition) of right-of-use asset and lease liability	53	(116)	(213)

Cash paid during the period for:
Income taxes	-	1	4

Reorganization items:
Legal fees paid	-	34	-

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	133	182	121
Restricted cash	30	30	38

	163	212	159

The accompanying notes are an integral part of the interim condensed consolidated financial statements.

F-6

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands

NOTE 1:- GENERAL

a.	ENvue Medical Holdings Corp. (previously: Envizion Medical Holding Corp.) (hereinafter: the “Company” or the “ Successor”) is a Delaware corporation incorporated June 5, 2024. The Company is 100% owned by Alpha Capital Anstalt (“Alpha”). The Company has two wholly owned subsidiaries: ENvue Medical (USA) Inc. (previously: Envizion Medical (USA) Inc.)and ENvue Medical Israel Ltd. (previously: Envizion Medical Israel Ltd.).

Envizion Medical Ltd. (hereinafter: the “Predecessor”) was incorporated and registered in Israel on October 1, 2017, and commenced its operations on November 1, 2017. The Predecessor was engaged in the research, development, marketing, and sale of medical equipment in the field of enteral feeding.

The Predecessor was a publicly traded company traded on the Tel-Aviv stock exchange under the ticker ENVM.

On January 31, 2024, the Predecessor filed a petition for insolvency under the Israeli law to the Tel Aviv-Yafo District Court (in this section: the “Court”), the Predecessor also requested temporary relief, including permission for the Predecessor to make urgent payments, an order prohibiting the repayment of past debts of the Predecessor, a stay of all legal proceedings against it, and an order for the continuation of IT services for the Predecessor. The Court has granted the order to prohibit the repayment of past debts on February 1, 2024 and granted the request on February 5, 2024.

On March 27, 2024, the Court formally accepted the Predecessor’s petition and appointed a trustee for the Predecessor (hereinafter: the “Trustee”). The Court also granted a stay of all proceedings against the Predecessor in accordance with the provisions of Sections 25(3) and 29 of the Insolvency Law, a stay of all collection proceedings related to the Predecessor, and the suspension of the powers of the Board of Directors and officers of the Predecessor, including the CEO. The Court also granted the Trustee investigative powers in accordance with Sections 281(a) and (d) of the Insolvency Law.

On April 11, 2024, the Predecessor entered a “stalking horse” asset purchase agreement with Alpha to sell the Predecessor operation for the forgiveness of the short term loan provided to the Predecessor by Alpha and by providing additional financing to the Predecessor in the amount of $350 that would be forgiven if Alpha will be declared as the winning bidder. On April 17, 2024, the Court approved the “stalking horse” asset purchase agreement.

On May 15, 2024, the Court decided to approve the proposal of Alpha as the winning bid for the purchase of the Predecessor’s operations and assets.

F-7

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands

NOTE 1:- GENERAL (Cont.)

On June 20, 2024, Alpha Capital Anstalt, by means of the Company, completed the acquisition of the Predecessor’s key assets, mainly consisting of its technology (IP), customer relationships, inventory and its 100% holding of the shares of ENvue Medical (USA) Inc, a wholly owned subsidiary that acted as a distributor of the Predecessor (collectively: “the Predecessor operation”). See also Note 3.

b.	The Predecessor operation incurred significant losses and negative cash flows from operating activities since its inception. The Company’s ability to successfully execute its business plan is primarily dependent on its ability to raise additional funds to support its operations. There are no assurances, however, that the Company will be successful in obtaining an adequate level of financing. These conditions raise substantial doubt about the Company’s ability to continue as a going concern for twelve months from the date of issuance of these interim condensed consolidated financial statements. The financial statements do not include any adjustments regarding asset values and their classification that might be required if the Company is unable to continue operating as a going concern.

c.	The Predecessor concluded that filing for insolvency under the Israeli law is similar in all substantive respects to a Chapter 11 bankruptcy filing. As such, as a result of insolvency petition, during the Predecessor period, the Predecessor has applied ASC 852 “Reorganizations”. The petition date for ASC 852 purposes was determined to be January 31, 2024. ASC 852 requires that financial statements distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Accordingly, realized gains and losses, and provisions for losses resulting from the reorganization and restructuring of the business shall be reported separately as reorganization items in the Company’s interim condensed consolidated statement of operations. In addition, ASC 852 require that prepetition obligations that could be impacted by the judicial reorganization proceedings to be classified on the balance sheet as liabilities subject to compromise. These liabilities are required to be reported as the amounts expected to be allowed by the Court, even if they could be settled for lesser amounts.

After filing for insolvency protection, the fair value measurement provisions of ASC 820 no longer are applicable to prepetition liabilities subject to compromise. As such, liabilities that were previously measured at fair value are measured as of the petition date at the expected amount of the allowed claim.

Reorganization items, net

ASC 852 requires that transactions and events directly associated with the reorganization be separately disclosed and distinguished from those of the ongoing operations of the business. The Company used the classification “Reorganization items, net” on the condensed consolidated statements of operations to reflect expenses, gains and losses that were the direct result of the reorganization of its business.

Below are the items related to the reorganization items for the applicable periods:

	Successor	Predecessor
	Period commencing June 20, through September 30,	Period commencing January 1, through June 19,	Nine months ended September 30,
	2024	2024	2023

Remeasurement of expected amounts of SAFE liability	-	2,769	-
Remeasurement of expected amounts of short term loans	-	1,555	-
Legal fees	-	34	-
Total reorganization items	-	4,358	-

F-8

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

The interim condensed consolidated balance sheets as of December 31, 2023, was derived from the audited consolidated financial statements as of that date, but does not include all of the disclosures, including certain notes required by GAAP on an annual reporting basis. Certain information and note disclosures normally included in the financial statements prepared in accordance with GAAP have been condensed or omitted pursuant to such rules and regulations. Therefore, these unaudited interim condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and the related notes thereto as of and for the year ended December 31, 2023.

In management’s opinion, the unaudited condensed consolidated financial statements have been prepared on the same basis as the annual consolidated financial statements and reflect all adjustments, which include only normal recurring adjustments necessary for the fair presentation of the Company’s financial position as of September 30, 2024 (Successor), the Company’s condensed consolidated statements of operations, shareholders’ equity and cash flows for period from June 20, 2024 to September 30, 2024 (Successor),for the period from January 1, 2024 to June 19, 2024 (Predecessor) and the nine months ended September 30, 2023 (Predecessor). The results for the interim periods are not necessarily indicative of the results to be expected for the full year ending December 31, 2024 or any other future interim or annual period.

a.	Use of estimates:

The preparation of the condensed consolidated financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions. The Company’s management believes that the estimates, judgments and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

b.	Principles of consolidation:

The consolidated financial statements include the accounts of the Company and its subsidiaries and the Predecessor and its subsidiary. Intercompany accounts and transactions have been eliminated upon consolidation.

c.	Significant Accounting Policies:

For a summary of the Company’s significant accounting policies refer to “Note 2. Significant Accounting Policies” of its Annual Report for the fiscal year ended December 31, 2023. There have been no material changes in the significant accounting policies from those that were disclosed in the audited consolidated financial statements for the fiscal year ended December 31, 2023, included in the Annual Report other than those noted below. The Predecessor and the Company adopted the same accounting policies.

F-9

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (Cont.)

d.	Business combination:

The Company applies the provisions of ASC 805, “Business Combination” and allocates the fair value of purchase consideration to the tangible assets acquired, liabilities assumed and intangible assets acquired based on their estimated fair values. The excess of the fair value of purchase consideration over the fair values of these identifiable assets and liabilities is recorded as goodwill.

When determining the fair values of assets acquired and liabilities assumed, management makes significant estimates and assumptions, especially with respect to intangible assets. Significant estimates in valuing certain intangible assets include but are not limited to future expected cash flows from acquired technology and acquired customer relationships from a market participant perspective, useful lives and discount rates. Management’s estimates of fair value are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable and, as a result, actual results may differ from estimates.

Acquisition-related expenses are recognized separately from the business combination and are expensed as incurred (see also Note 3).

e.	Goodwill:

Goodwill has been recorded as a result of the acquisition. Goodwill represents the excess of the purchase price in a business combination over the fair value of identifiable net tangible and intangible assets acquired. Goodwill is not amortized, but rather is subject to an impairment test.

ASC No. 350, “Intangibles - Goodwill and other” (“ASC No. 350”) requires goodwill to be tested for impairment at the reporting unit level at least annually or between annual tests in certain circumstances and written down when impaired.

ASC No. 350 allows an entity to first assess qualitative factors to determine whether it is necessary to perform the quantitative goodwill impairment test. If the qualitative assessment does not result in a more likely than not indication of impairment, no further impairment testing is required. If it does result in a more likely than not indication of impairment, the quantitative goodwill impairment test is performed. Alternatively, ASC No. 350 permits an entity to bypass the qualitative assessment for any reporting unit and proceed directly to performing the quantitative goodwill impairment test.

If the carrying value of a reporting unit exceeds its fair value, the Company recognizes an impairment of goodwill for the amount of this excess.

The Company performs the quantitative goodwill impairment test during the fourth quarter of each fiscal year, or more frequently if impairment indicators are present and compares the fair value of the reporting unit with its carrying value. As of September 30, 2024, no impairment losses have been identified.

f.	Intangible assets, net:

Intangible assets that are not considered to have an indefinite useful life are amortized over their estimated useful lives, which is 8.5 years. These intangible assets consist of technology and customer relationship which are amortized over their estimated useful lives.

g.	Impairment of long-lived assets including intangible assets subject to amortization and ROU assets:

The Company’s long-lived assets are reviewed for impairment in accordance with ASC No. 360, “Property, Plant and Equipment,” whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to the future undiscounted cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. As of September 30, 2024 and December 31, 2023, no impairment losses have been identified.

F-10

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (Cont.)

h.	Trade receivables:

Trade receivables are recorded net of credit losses allowance for any potential uncollectible amounts. The Company makes estimates of expected credit and collectability trends for the allowance for credit losses based upon its assessment of various factors, including historical collectability experience, the age of the trade receivable balances, credit quality of its customers, current economic conditions, reasonable and supportable forecasts of future economic conditions, and other factors that may affect its ability to collect from customers.

As of September 30, 2024, the allowance for credit losses of trade receivables was $12.

i.	Fair value measurement:

The Company applies ASC No. 820, “Fair Value Measurements and Disclosures”, with respect to fair value measurements of all financial assets and liabilities.

Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. A three-tier fair value hierarchy is established as a basis for considering such assumptions and for inputs used in the valuation methodologies in measuring fair value:

Level 1 -	Inputs are unadjusted quoted prices in active markets for identical assets or liabilities that can be accessed at the measurement date.

Level 2 -	Inputs are quoted prices for similar assets and liabilities in active markets or inputs that are observable for the assets or liabilities, either directly or indirectly through market corroboration, for substantially the full term of the financial instruments.

Level 3 -	Inputs are unobservable inputs based on the Predecessor’s own assumptions used to measure assets and liabilities at fair value. The inputs require significant management judgment or estimation.

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The estimated fair value of cash equivalents, restricted cash, accounts receivable, trade payables, other accounts payable and accrued expenses approximate their carrying value as presented, due to their short term maturities. Liabilities related to warrants, SAFEs and embedded derivatives were classified as Level 3 fair value measurements as they are not traded in active markets and their fair value is measured using Level 3 inputs.

j.	Concentration of Credit Risk:

Financial instruments that potentially subject the Company to credit risk primarily consist of cash and cash equivalents, and accounts receivables.

For cash and cash equivalents, the Company is exposed to credit risk in the event of default by the financial institutions to the extent of the amounts recorded on the accompanying consolidated balance sheets exceed federally insured limits.

The Company places its cash and cash equivalents and short-term deposits with financial institutions with high-quality credit ratings and has not experienced any losses in such accounts.

The Company performs ongoing credit evaluations of its customers and, to date, has not experienced any significant losses.

For the period commencing June 20, 2024 through September 30, 2024 and for the period commencing January 1, 2024 through June 19, 2024 and for the nine months ended September 30, 2023, there were several customers that accounted for 10% or more of revenue.

F-11

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (Cont.)

	Successor	Predecessor
	Period commencing June 20, through September 30, 2024	Period commencing January 1, through June 19, 2024	For the nine months ended September 30, 2023

Customer A	39%	19%	25%
Customer B	-	33%	-
Customer C	-	22%	23%

The Company has no off-balance-sheet concentration of credit risk.

k.	Warrants and SAFE liability:

The Company accounts for warrants and SAFEs as either equity-classified or liability-classified instruments based on an assessment of the instrument’s specific terms and applicable authoritative guidance. The assessment considers whether the warrants and SAFEs are freestanding financial instruments, meet the definition of a liability under ASC 480, are indexed to the Predecessor’s own stock and whether the warrants and SAFEs are eligible for equity classification under ASC 815-40. This assessment is conducted at the time of instrument issuance and as of each subsequent reporting period end date while the instrument is outstanding.

Instruments that meet all the criteria for equity classification, are required to be recorded as a component of additional paid-in capital. Instruments that do not meet all the criteria for equity classification, are required to be recorded as liabilities at their initial fair value on the date of issuance and remeasured to fair value through earnings at each balance sheet date thereafter.

All the Predecessor’s warrants were classified as liabilities for all periods presented as their exercise price is denominated in New Israeli Shekels and therefore do not meet the requirements to be classified as equity under ASC 815-40.

The Predecessor’s SAFEs were also classified as liabilities under ASC 480 since the SAFEs embody an obligation that is indexed to an obligation to repurchase the Predecessor’s shares as the Predecessor may be obligated to repurchase the SAFEs in cash if a change in control occurs, which is not under the Predecessor’s control.

l.	Basic and diluted earnings (loss) per share:

Basic and diluted net loss per share is calculated based on the weighted average number of ordinary shares outstanding during each year.

Diluted net loss per share is calculated based on the weighted average number of ordinary shares outstanding during each year, plus dilutive potential in accordance with ASC 260, “Earnings per Share”.

F-12

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (Cont.)

All outstanding share options, SAFEs and warrants for the nine-month period ended September 30, 2023 and the period from January 1, 2024 to June 19, 2024 have been excluded from the calculation of the diluted net loss per share, because all such securities are anti-dilutive for all periods presented. For the period from June 20, 2024 to September 30, 2024, the Company had no outstanding potential dilutive securities.

The number of shares excluded from the calculations of diluted net loss per share were as follows (unaudited):

	Successor	Predecessor
	Period commencing June 20, 2024 through September 30, 2024	Period commencing January 1, 2024 through June 19, 2024	Nine months ended September 30, 2023

Options	-	291,844	291,844
Warrants	-	1,060,851	1,060,851
SAFEs	-	845,024	1,073,107

Total	-	2,197,719	2,425,802

m.	Recently adopted and recently issued accounting pronouncements:

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280), Improvements to Reportable Segment Disclosures, which expands annual and interim disclosure requirements for reportable segments, primarily through enhanced disclosures about significant segment expenses. In addition, it provides new segment disclosure requirements for entities with a single reportable segment.

This standard is effective for annual periods beginning after December 15, 2023 and interim periods beginning after December 15, 2024. Early adoption is permitted. The Company is currently evaluating the impact on its financial statement disclosures.

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740), Improvements to Income Tax Disclosures, which requires disaggregated information about the effective tax rate reconciliation as well as information on income taxes paid. For public business entities, the amendments in this Update are effective for annual periods beginning after December 15, 2024. For entities other than public business entities, the amendments are effective for annual periods beginning after December 15, 2025. Early adoption is permitted. The Company is currently evaluating the impact on its financial statement disclosures.

In November 2024, the FASB issued ASU 2024-03, Income Statement - Reporting Comprehensive Income - Expense Disaggregation Disclosures (Topic 220): Disaggregation of Income Statement Expenses, which requires disaggregated disclosure in the notes to the financial statements, of prescribed categories of expenses within relevant income statement captions. The amendments in this Update are effective for annual reporting periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Early adoption is permitted. The Company is currently evaluating the impact on its financial statements’ disclosures.

F-13

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands

NOTE 3:- ACQUISITIONS

On June 20, 2024, Alpha Capital Anstalt’s, by means of the Company, completed the acquisition of the Predecessor key assets and operation, mainly its technology (IP), customer relationships, inventory and its 100% holding of the shares of ENvue Medical (USA) Inc., a wholly owned subsidiary which acted as a distributor of the Predecessor (collectively: the “Predecessor operation”). The purchase consideration included the forgiveness of the loan Alpha Capital Anstalt had previously provided to the Predecessor with a fair value of $1,079, the forgiveness of $350 additional financing and liability classified contingent consideration incurred by the Company to pay up to $75, which was resolved in October 2024, resulting in a total transaction price of $1,504.

The Company accounted for the transaction as a business combination and allocated the purchase consideration to assets acquired and liabilities assumed based on their estimated fair values.

The Company allocated the purchase price to tangible and identified intangible assets acquired and liabilities assumed based on the preliminary estimates of their fair values, which were determined using generally accepted valuation techniques based on estimates and assumptions made by management.

During the measurement period, the fair values are subject to adjustment for up to one year after the close of the transaction as additional information is obtained.

Goodwill generated from this business combination is primarily attributable to synergies.

The preliminary purchase consideration consisted of the following:

Consideration:

Forgiveness of a loan and additional financing	$1,429
Contingent consideration	75
$1,504
Less: Cash and Restricted Cash acquired	(32)

Total consideration, net of cash and restricted cash acquired	$1,472

Identifiable assets acquired and liabilities assumed:
Accounts receivable	$9
Inventory	303
Other current assets	44
Property and equipment	141
Intangible assets	1,180
Goodwill	279
Liabilities assumed	(484)
Total identifiable assets acquired and liabilities assumed	$1,472

The following table presents components of the identified intangible assets acquired and their estimated useful lives as of the date of acquisition:

	Fair value (in thousands)	Useful Life (in years)
Developed technology	713	8.5
Customer relationships	467	8.5
Total intangible assets acquired	1,180

F-14

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands

NOTE 4:- INVENTORY

	Successor	Predecessor
	September 30, 2024	December 31, 2023

Raw materials	251	220
Finished goods	75	87

	326	307

(1)	Inventory write-down charged to the cost of sales amounted to nil, nil and $68 for the period commencing June 20, 2024 through September 30, 2024 and for the period commencing January 1, 2024 through June 19, 2024 and nine month period ended September 30, 2023, respectively to reduce inventory to its net realizable value and for any excess or obsolete inventory.

NOTE 5:- PROPERTY, PLANT AND EQUIPMENT

	Successor	Predecessor
	September 30, 2024	December 31, 2023

Cost:
Computer and software	30	166
Office equipment and furniture	52	60
Leasehold improvements	-	489
Equipment	59	416
	141	1,131

Accumulated depreciation:	(10)	(672)

Property, plant and equipment, net	131	459

Depreciation expense amounted to $195, $318 and $10 for the nine months ended September, 2023, for the period from January 1, 2024 to June 19, 2024 and for the period from June 20, 2024 to September 30, 2024, respectively.

F-15

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands

NOTE 6:- GOODWILL AND INTANGIBLE ASSETS, NET

a.	Goodwill:

Successor
September 30, 2024

Balance as of June 20, 2024	-
Acquisition	279

279

b.	Intangible assets, net:

		Successor
	Useful Life	September 30, 2024

Technology	8.5 years	692
Customer relationship	8.5 years	453

		1,145

Estimated amortization of intangible assets for the years ended:

December 31,

2024 (remaining)	35
2025	139
2026	139
2027	139
2028 and thereafter	693

1,145

NOTE 7:- OTHER ACCOUNTS PAYABLES

	Successor	Predecessor
	September 30, 2024	December 31, 2023

Accrued expenses	658	1,435
Employees and related	27	337

	685	1,772

F-16

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands

NOTE 8: - WARRANT LIABILITY

The Predecessor’s outstanding warrants were not assumed as part as the business combination and therefore there are no outstanding warrants as of September 30, 2024.

The Predecessor has concluded that the warrants are freestanding financial instruments that do not meet all the equity classification criteria pursuant to ASC 815-40 as their exercise price is denominated in New Israeli Shekel and therefore should be classified as liabilities measured at fair value through earnings. The change in fair value of warrant liabilities was recorded in finance income, net in the interim condensed consolidated statements of operations. After the petition date, the liability was measured at the expected amount of the allowed claim, which was immaterial.

a.	In 2021, the Predecessor issued 177,560 Series 1 Warrant and 177,560 Series 2 Warrants. Series 1 Warrants had an exercise price of NIS 79.06 and Series 2 Warrant NIS 94.88. The Series 1 warrants expired unexercised in May 2022. On May 16, 2023, 8,224 Series 2 warrants were exercised and the remaining warrants expired unexercised. For the nine month period ended September 30, 2023, the remeasurement was immaterial.

b.	On February 9, 2022, as part of share issuance, the Predecessor issued 333,928 investor warrants exercisable over 30 months. The exercise price for each warrant was NIS 90 per warrant.

The Predecessor used the Black-Scholes option pricing model to determine the fair value of the warrants. Below are the assumptions used for the fair value measurement:

	September 30, 2023	December 31, 2023
Share price	NIS 4.55	NIS 3.13
Exercise price	NIS 90	NIS 90
Expected volatility in share prices (%)	87.64	82.08
Risk-free interest rate (%)	4.15	4.12
Contractual life of options for shares (years)	0.84	0.59

For the period from January 1, 2024 to January 31, 2024, and for the nine month period ended September 30, 2023 the Company recognized remeasurement income of nil and $19, respectively.

c.	On August 4, 2022, the Predecessor issued 32,850 Series 3 warrants (which expired in January 2023) and 98,550 Series 4 warrants (which expired in June 2024). The exercise price for the Series 3 warrant was NIS 27 per share, and NIS 48 for the Series 4 warrant. On September 29, 2022, the Predecessor issued an additional 185,506 Series 3 warrants (which expired in September 2023). As of June 19, 2024, none of these warrants were exercised.

The Predecessor used the Black-Scholes option pricing model to determine the fair value of the Series 4 warrants. Below are the assumptions used for the fair value measurement:

	September 30, 2023	December 31, 2023
Share price	NIS 4.55	NIS 3.13
Exercise price	NIS 48	NIS 48
Expected volatility in share prices (%)	91.58	82.08
Risk-free interest rate (%)	4.15	4.12
Contractual life of options for shares (years)	0.75	0.50

For the period between January 1, 2024 and January 31, 2024, and for the nine months period ended September 30, 2023, the Company recognized remeasurement income of nil and $105, respectively.

F-17

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands

NOTE 8: - WARRANT LIABILITY (Cont.)

d.	In January, February and March 2023 the Predecessor issued SAFEs (Simple Agreements for Future Equity) and warrants as part of an investment agreement with 12 private investors, totaling approximately $1,732. The Predecessor issued 279,793 Series A warrants and 246,224 Series B warrants in these transactions, (see Note 11).

The Predecessor concluded that the SAFEs and warrants were freestanding financial instruments and that the SAFEs and warrants should be classified as liabilities measured at fair value through earnings. As such, the Predecessor allocated the transaction consideration to the warrants and SAFEs at fair value in the amount of $849 and $883, respectively.

For the period between January 1, 2024 and January 31, 2024, and for the nine month period ended September 30, 2023 the Company recognized remeasurement income of $15 and $786, respectively.

The Company used the Black-Scholes option pricing model to determine the fair value of the warrants. Below are the assumptions used for the valuation of Series A and Series B warrants at the issuance date and as of the reporting date:

	September 30, 2023	March, 2023	February 2023	January 2023
Share price	NIS 4.55	NIS 19.1	NIS 19.84	NIS 20.85
Exercise price	NIS 22-25	NIS 22-25	NIS 22-25	NIS 22-25
Expected volatility in share prices (%)	71.98-72.79	59.51	60.89	61.79
Risk-free interest rate (%)	4.32-4.54	4.52	3.65	3.68
Contractual life of options for shares (years)	2.25-4.25	2.9-4.9	2.9-4.9	2.9-4.9

	January 31, 2024	December 31, 2023
Share price	NIS 1.17	NIS 3.13
Exercise price	NIS 22-25	NIS 22-25
Expected volatility in share prices (%)	85.82-97.19	69.79-74.93
Risk-free interest rate (%)	3.69-3.70	3.82-3.64
Contractual life of options for shares (years)	1.92-3.92	2-4

Changes in the warrant liability balance

Below is the change in the warrant liability balance for the nine month period ending September 30, 2023 and for the period from:

For the nine month ending September 30, 2023
Balance as of December 31, 2022	125
Issuance	849
Change in fair value	(910)
Balance as of September 30, 2023	64

Period commencing January 1, through January 31, 2024
Balance as of December 31, 2023	21
Change in fair value	(15)
Balance as of January 1, 2024	6

F-18

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands

NOTE 9:- LEASE

The Predecessor entered into operating leases primarily for offices, vehicles and storage spaces. The leases have remaining lease terms of up to 3 years, some of which may include options to extend the leases for up to an additional 2 years. In July 2023, the Predecessor reassessed its lease liability since an option to extend the lease term for the Tel-Aviv offices was no longer reasonably certain to be exercised. The remeasurement resulted in a decrease of $213 in its lease liability. As of the petition date, the Predecessor did not terminate its Tel-Aviv offices lease.

In August 2024, the Company entered into a new lease arrangement for offices in Tel-Aviv for 1.5 years, which resulted in the recognition of a ROU asset and a corresponding lease liability of $53.

The components of operating lease costs were as follows:

	Successor	Predecessor
	Period commencing June 20, through September 30, 2024	Period commencing January 1, through June 19, 2024	For the nine months ended September 30, 2023

Operating lease cost	$7	$50	$141

Total lease cost	7	50	141

Supplemental balance sheet information related to operating leases is as follows:

	Successor	Predecessor
	September 30, 2024	December 31, 2023

Weighted average remaining lease term (in years)	1.25	1.03
Weighted average discount rate	20.8%	18.6%

Maturities of the Company’s operating lease liabilities as of September 30, 2024 were as follows:,

September 30, 2024

Remainder of 2024	$7
2025	49
Total undiscounted lease payments	56
Less: imputed interest	(6)

Present value of lease liabilities	$50

F-19

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands

NOTE 10:- SHORT-TERM LOANS

The Predecessor outstanding short-term loans were not assumed as part as the business combination.

1.	On April 30, 2023, Predecessor signed a short-term loan agreement with Covenant Group, a related party, in the amount of $750. The fair value of loan as of April 30, 2023, was estimated at $619. As such, the difference between the proceeds received and the fair value of the loan at the amount of $131 was recorded as a capital contribution. The loan principal bears an annual interest rate of 9% and was due for repayment on December 31, 2023. The agreement includes the following key provisions:

a.	If the Predecessor fails to repay the loan at maturity, the rate of the loan will be increase to 17% until full repayment.
b.	In the event of a liquidation (as defined in the loan agreement), the loan will be repaid at a multiple of three to six times the original loan amount.

The Predecessor has evaluated the loan for embedded derivatives required to be bifurcated and concluded that the increase in payments in the event of liquidation should be bifurcated from the debt host under ASC 815. Thus, the embedded derivatives were bifurcated from the debt host and accounted for at fair value through earnings.

As such, the Predecessor allocated $95 to the embedded derivatives and the remaining consideration was allocated to the debt host. The debt host is measured at its amortized cost using the effective interest method. As of December 31, 2023, the carrying amount of the debt host and the accrued interest was $910. For the period from January 1, 2024 to January 31, 2024, and for the nine month period ended September 30, 2023 the Predecessor recorded finance expenses of $11 and $155 related to the debt host, respectively.

As of December 31, 2023, the loan was not repaid and therefore bears interest of 17% from that date until full repayment. As of January 31, 2024 the loan remained outstanding and was measured at the expected amount of the allowed claim, which was three times the original principal amount and accrued interest.

Below are the assumptions used for the valuation of the embedded derivative at the issuance date and as of the reporting date:

	January 31, 2024	December 31, 2023	April 30, 2023
Probability of survival	0%	22%	50%
Recovery rate parameter	36%	36%	36%

F-20

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands

NOTE 10:- SHORT-TERM LOANS (Cont.)

2.	On August 16, 2023, the Predecessor signed a loan agreement for $80 (the “loan”) with the Predecessor’s CEO, who also serves as a director and is one of the Predecessor’s controlling shareholders. The loan did not bear any interest. The loan was to be repaid within seven days from the date certain customer payments are actually received by the Predecessor, and in any case no later than September 30, 2023.

The fair value of loan as of August 16, 2023 was estimated at $70. As such, the difference between the proceeds received and the fair value of the loan at the amount of $10 was recorded as a capital contribution.

As of December 31, 2023, the loan was not repaid. As of December 31, 2023, the loan’s carrying amount was $80. As of June 19, 2024, the loan remained outstanding.

3.	In September and October, 2023, the Predecessor entered into loan agreements with Alpha Capital Anstalt (the “lender”) for an amount of $1,000 (which was transferred to the Predecessor in two installments of $333 and $667 in September 2023 and October 2023, respectively). The agreement includes the following key terms:

a.	The loan will bear interest of 12%.
b.	The maturity date was December 31, 2023.
c.	If the Predecessor will not be involved in bankruptcy proceedings, the loan amount to be paid will increase by an “upside commission” in the amount of $1,000 by the maturity date.
d.	If there is a default event, liquidation event or an equity financing event (As defined in the agreement) the loan and the upside commission will accelerate and will be payable.

The Predecessor has evaluated the loan for embedded derivatives required to be bifurcated and concluded that the payment of the upside commission and the acceleration of loan payment should be bifurcated from the debt host since they are not clearly and closely related to debt host, they meet the definition of derivative instruments and no scope exception under ASC 815 is applicable for these features. Thus, the embedded features were bifurcated from the debt host and are accounted for at fair value through earnings.

As such, in September 2023, the Predecessor allocated $139 to the embedded derivatives and the reaming consideration was allocated to the debt host. In October 2023, the Predecessor allocated $280 to the embedded derivatives and the reaming consideration was allocated to the debt host. The debt host is measured at its amortized cost using the effective interest method. As of December 31, 2023, the carrying amount of the debt host was $1,020. Interest expenses for period commencing January 1, 2024 through January 31, 2024, were $10.

As of January 31, 2024 the loan remained outstanding and was measured at the expected amount of the allowed claim, which was $1,079.

The loan was extinguished as part of the purchase of the Predecessor operation (see Note 3).

Below are the assumptions used for the valuation of the embedded derivatives at the issuance date and as of the reporting date:

	December 31, 2023	September 30, 2023 and October 31, 2023
Probability of survival	22%	40%
Recovery rate parameter	47%	47%

F-21

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands

NOTE 10:- SHORT-TERM LOANS (Cont.)

4.	During nine months ended September 30, 2024, the Company received a loan from Alpha Capital Anstalt (“the lender”) at the amount of $1,017, from which $37 was provided to the Predecessor prior to the acquisition and was assumed by the Company. The loan bears no interest and will be repaid upon demand by the lender. Since the loan was provided by the controlling entity and bears no interest, the Company recorded interest expenses based on its market interest rate with a corresponding amount recorded as capital contribution. For the period commencing June 20, 2024 through September 30, 2024, the Successor recorded a capital contribution at the amount of $61 in respect with the deemed interest.

Below are the changes in short-term loans line item for the nine-month ended September 30, 2023 the year ended December 31, 2023 and the period from January 1, 2024 to January 31, 2024:

Predecessor
For the nine month ending September 30, 2023

Balance as of December 31, 2022	-
Proceeds for short term loans	788
Proceeds from bifurcated embedded derivatives	234
Remeasurement of embedded derivatives	6
Finance expenses	166

September 30, 2023	1,194

For the year ending December 31, 2023
Balance as of December 31, 2022	-
Proceeds for short term loans	1,150
Proceeds from bifurcated embedded derivatives	516
Remeasurement of embedded derivatives	(152)
Finance expenses	746
December 31, 2023	2,260

Predecessor
Period commencing January 1, through January 31, 2024
Balance as of December 31, 2023	2,260
Embedded derivatives remeasurement	(333)
Finance expenses	21
January 31, 2024	1,948

F-22

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands

NOTE 11:- SAFE LIABILITY

In January, February and March 2023, the Predecessor entered a Simple Agreement for Future Equity (SAFE) investment agreements with 12 private investors. The SAFEs were classified as liabilities pursuant to ASC 480, initially and subsequently measured at fair value through earnings. After the petition date, the liability was measured at the expected amount of the allowed claim.

The SAFEs will automatically convert upon the earlier of the following events:

a.	A capital raise of at least $5,000 in exchange for the issuance of Predecessor shares, where at least one investor contributes $500 (“Qualified Capital Raise”). At that time, the investment amount will be converted into Predecessor shares at a share price equal to 70% of the lowest share price in the Qualified Capital Raise (a 30% discount on the share price), or
b.	December 31, 2024, where the conversion amount will be calculated at 65% of the average Predecessor share price over the 22 trading days preceding December 31, 2024 (a 35% discount).

In the event of a capital raise by the Predecessor that does not qualify as a Qualified Capital Raise, SAFE investors may convert their investment at a share price equal to 70% of the lowest share price in that capital raise (a 30% discount).

According to the terms of the SAFE agreement, upon the occurrence of any of the following events, the investment agreement will terminate, and the following provisions, among others, will apply:

(1) In the event of liquidation (whether voluntary or involuntary) before the end of the SAFE agreement period, the Predecessor will pay investors a total amount equal to twice the investment amount before the liquidation event and according to the priority set in the investment agreement.

(2) In the event of a liquidity event (which include a change in control) before the end of the investment agreement period, the Predecessor will pay investors a total amount equal to five times the investment amount before the completion of such liquidity event.

A summary of significant unobservable inputs (Level 3 inputs) used in measuring the SAFEs are as follows:

	January 31, 2024	December 31, 2023	January, February and March 2023
Principal amount	$1,732	1,732	1,732
Implied discount rate	70.62%-79.35%	70.62%-79.35%	70.62%-79.35%
Term (years)	0.5	0.5	0.8
Fair value	46	92	883

For the nine month period ended September 30, 2023 and for the period between January 1, 2024 and January 31, 2024, the Company recognized remeasurement income of $240 and $45, respectively.

As of January 31, 2024 the SAFEs were measured at the expected amount of the allowed claim, which was twice the investment amount.

F-23

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands

NOTE 11:- SAFE LIABILITY (Cont.)

Below is the change in the SAFE Liability carrying amount for relevant periods:

Predecessor
For the nine months ended September 30, 2023

Balance as of December 31, 2022	-
Fair value of SAFE at issuance	883
Change in fair value	(240)

September 30, 2023	643

Predecessor
For the year ending December 31, 2023

Balance as of December 31, 2022	-
Fair value of SAFE at issuance	883
Change in fair value	(791)

December 31, 2023	92

Predecessor
Period commencing January 1, through January 31, 2024
Balance as of December 31, 2023	92
Change in fair value	(46)
January 31, 2024	46

NOTE 12:- FAIR VALUE MEASUREMENT

Financial Liabilities

	Predecessor
	December 31, 2023
	Level 1	Level 2	Level 3	Total
Liabilities measured at fair value:
Embedded derivatives	-	-	364	364
SAFE Liability	-	-	92	92
Warrants	-	-	21	21
Total	-	-	477	477

F-24

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands

NOTE 13:- SHAREHOLDER EQUITY

Predecessor

Ordinary shares grant their holders the right to receive notice of and participate in shareholders’ meetings of the Predecessor and to vote therein, the right to appoint members of the Board of Directors, and the right to participate in the distribution of dividends and the distribution of surplus assets and funds upon the liquidation of the Predecessor.

Successor

At inception, the Successor issued 1,500 common shares with no par value.

The common shares confer upon their holders the right to participate and vote in general shareholder meetings of the Company and to share in the distribution of dividends, if any, declared by the Company from legally available funds for the payment thereof, and rights to receive a distribution of assets upon liquidation.

On October 29, 2024 (after the reporting date), the Successor’s shareholders effected a share split of the issued and outstanding common shares at a ratio of one-for-1,000, pursuant to which holders of Successor’s shares received 1,000 share for every 1 share held.

For accounting purposes, all share and per share amounts for common shares and loss per share amounts have been adjusted to give retroactive effect to the share split for the relevant period presented in these financial statements.

NOTE 14: - BASIC AND DILUTED LOSS PER SHARE

	Successor	Predecessor
	Period commencing June 20, through September 30, 2024	Period commencing January 1, through June 19, 2024	Nine months ended September 30, 2023
		U.S. dollars in thousands, except share and per share date	U.S. dollars in thousands, except share and per share date

Numerator:
Net loss applicable to shareholders of ordinary shares	$(930)	$(5,415)	$(3,669)

Denominator:
Number of ordinary shares used in computing basic and diluted net loss per share	1,500,000	2,896,821	2,892,738
Net loss per share of ordinary share, basic and diluted	(0.62)	(1.87)	$(1.26)

F-25

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands

NOTE 15:- GEOGRAPHIC INFORMATION AND SELECTED STATEMENTS OF INCOME DATA

a.	Summary information about geographic areas:

The Predecessor operates in one reportable segment (see Note 1 for a brief description of the Predecessor’s business). The total revenues are attributed to geographic areas based on the location of the Predecessor’s direct customers.

The following table presents total revenues and property and equipment, net, by geographic area:

1.	Revenues based on location:

	Successor	Predecessor
	Period commencing June 20, through September 30,	Period commencing January 1, through June 19,	Nine months ended September 30,
	2024	2024	2023

US	170	244	628

Total revenues	170	244	628

2.	Property and equipment, net and ROU assets:

	Successor	Predecessor
	September 30, 2024	December 31, 2023

Israel	158	616
US	19	40
	177	656

b.	Summary information about product line:

The Predecessor’s products can be classified by two main product lines. The following table presents total revenues for the years ended December 31, 2023 and 2022 by product lines:

	Successor	Predecessor
	Period commencing June 20, through September 30,	Period commencing January 1, through June 19,	Nine months ended September 30,
	2024	2024	2023

Revenue from the sale of accompanying products and Nasogastric tubes	170	241	273
Revenue from the sale of systems and related services	-	5	355
Total revenues	170	244	628

F-26

ENVUE MEDICAL HOLDINGS CORP. (AS SUCCESSOR TO ENVIZION MEDICAL LTD.)

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands

NOTE 16: - RELATED PARTIES TRANSACTIONS

a.	Balances with related parties

	Successor	Predecessor
	September 30, 2024	December 31, 2023

Short term loans	1,017	990
Other accounts payables	-	408
	1,017	1,398

b.	Additional information

1.	During 2023, Covenant Group (a company wholly owned by the Predecessor’s Chairman of the Board of Directors, provided the Predecessor with a short-term loan (see also Note 10(1)). The Predecessor outstanding short-term loans were not assumed as part as the business combination.

2.	During 2023, the Predecessor’s CEO provided the Predecessor with short-term loan (see also Note 10(2)). The Predecessor outstanding short-term loans were not assumed as part as the business combination.

3.	The Company and its subsidiary signed a loan agreement with Alpha Capital Anstalt, the Company’s shareholder in a total amount of $1,017. The loans bear no interest and is due and payable by demand of the lender, (see also Note 10(4)).

NOTE 17: - CONTINGENT LIABILITIES, GUARANTEES AND COMMITMENT

1.	Alpha Capital Anstalt had a first-degree lien on all current and future intellectual property rights of the Predecessor, without limitation on the amount, related to the loan from October 2023 (see Note 10(3)). Following the acquisition, there is no longer lien on the Company’s assets.

2.	On September 28, 2023, the Predecessor received a lawsuit in the amount of approximately NIS 867 thousand, filed with the Tel Aviv-Jaffa District Labor Court by (1) Mr. Shay Tsuker, one of the controlling shareholders of the Predecessor who served as Chairman of the Board until March 2023, and (2) Shilutan Management and Holdings Ltd., owned by Mr. Tsuker (the “Management Company” and the “Plaintiffs”, respectively). The Plaintiffs claim that Mr. Tsuker was not paid in accordance with the management agreement between the Management Company and the Company, including payment for a notice period of approximately two and a half months (out of a 6-month notice period), a retirement bonus equivalent to 6 months’ management fees, and accrued vacation pay, plus linkage differentials and interest or compensation according to the Wage Protection Law, as applicable.

The Plaintiffs also allege that there was an employer-employee relationship between Mr. Tsuker and the Predecessor and that the management agreement between the Company and the Management Company was established to facilitate the payments.

Due to the insolvency proceedings, Mr. Shay Tsuker’s claim was dismissed in the Labor Court. His claim will be addressed as part of the debt claim he submitted under the creditors’ arrangement. Adequate provision was included in the Predecessor financial statements.

The Company did not assume any liability with respect to this lawsuit.

NOTE 18: - SUBSEQUENT EVENTS

The Company evaluated events occurring subsequent to September 30, 2024, through February 14, 2025, which is the date the condensed interim consolidated financial statements were available to be issued.

1.	During the period from October 1, 2024 and until December 31, 2024, the Company received additional loan from Alpha Capital Anstalt at the total amount of $1,200. During January and February 2025 an additional amount of $250 was revived from Alpha Capital Anstalt. Based on the loan agreement, the loan bears no interest and is due and payable by demand of the lender.

2.	On November 17, 2024, the Company submitted to the Israeli Tax Authorities a request to approve its new Equity Incentive Plan.

3.

In November 2024 the Company filed a request to change its name from Envizion Holdings Corp. to ENvue Medical Holdings Corp., Change the name of Envizion Medical Inc to ENvue Medical (USA) Inc. and the name of Envizion Medical Israel Ltd. to ENvue Medical Israel Ltd. The names change was approved during January 2025.

4.	Merger with Nanovibronix, Inc.:

Agreement and Plan of Merger –

On February 13, 2025, ENvue Medical Holdings, Corp. (“the Company״ and ENvue”), NVEH Merger Sub I, Inc., a Delaware corporation (“First Merger Sub”), and NVEH Merger Sub II, LLC, a Delaware limited liability company (“Second Merger Sub”) entered into that certain Agreement and Plan of Merger (the “Merger Agreement”) with Nanovibronix, Inc., a Delaware corporation (the “Nano”). Pursuant to the terms of the Merger Agreement, Nano and the Company effected (i) a merger of First Merger Sub with and into the Company, with the First Merger Sub ceasing to exist and the Company becoming a wholly-owned subsidiary Nano (the “First Effective Time”) and (ii) the merger of the Company with and into Second Merger Sub (the “Second Merger” and such effective time, the “Second Effective Time” and, the Second Merger together with the First Merger, the “Merger”), with Second Merger Sub being the surviving entity of the Second Merger (“Surviving Entity”). At the Second Effective Time, the certificate of formation of the Surviving Entity was amended and restated to, among other things, change the name of the Surviving Entity to “ENvue Medical Holdings LLC.” In connection with the Merger Agreement, Nano issued (i) 1,734,995 shares (the “Merger Shares”) of common stock, par value $0.001 per share (the “Common Stock”) to the holders of ENvue, which such number of shares represented no more than 19.9% (the “Exchange Cap”) of the outstanding shares of Common Stock immediately prior to the First Effective Time and (ii) 57,720 shares of Series X Non-Voting Convertible Preferred Stock (the “Series X Preferred Stock”), as further described below, in excess of the Exchange Cap to the holders of ENvue in consideration for 100% of the Company. The Merger was consummated and completed on February 13, 2025.

Support Agreements –

In connection with the execution of the Merger Agreement, the Company and Nano entered into that certain Parent Stockholder Support Agreement (the “Support Agreements”), dated as of February 13, 2025, with certain of the Company’s officers and directors. The Support Agreements provide that, among other things, each of the parties thereto has agreed to vote or cause to be voted all of the shares of Common Stock owned by such stockholder in favor of the Stockholder Proposals at the Company meeting of stockholders to be held in connection therewith.

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